Exhibit 99.1

June 21, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of VIASPACE Green Energy Inc.’s Form 8-K dated June 21, 2011, and have the following comments:

1.	We agree with the statements made in Item 4.01(a).

2.	We have no basis on which to agree or disagree with the statements made in Item 4.01(b).

Yours truly,

/s/ Goldman Kurland and Mohidin, LLP

Encino, California